UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 30, 2020

GARTNER, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7747

(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.0005 par value per share	IT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

The Board of Directors (the “Board”) of Gartner, Inc. (the “Company”) has approved amendments to the Company’s By-laws (as amended, the “By-laws”). The amendments took effect on January 30, 2020, except as discussed below. The description of the By-law amendments below is qualified in its entirety by reference to the By-laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

•	The advance notice provisions in Section 13 of Article II have been updated to: (1) align the advance notice deadlines with practice at other companies by adopting a window for shareholders to provide notice of nominations and other business; (2) extend certain disclosure requirements to “control persons”; (3) reflect other practice developments in recent years; and (4) include certain defined terms and make certain other minor administrative, clarifying and conforming changes.

•	A new subsection 13(a) has been added to Article II of the By-laws to require all director nominees, in connection with being nominated, to provide the Company with completed and signed questionnaires required of the Company’s directors and make representations to the Company regarding certain matters including disclosure of voting agreements and third-party compensation, and compliance with Company policies.

•	Article III has been amended to update various provisions relating to Board meetings, including increasing the number of directors needed to call a special Board meeting from one to a majority of directors in office (Section 7).

•	A new Section 12 has been added to Article III to include emergency by-laws that would apply in certain emergency situations, allowing the Board or a committee to meet even though the usual quorum of directors is not available.

•	Article III, Section 14 (Director Emeritus) has been deleted.

•	The indemnification provisions in Article V have been updated to reflect developments in Delaware law and company practices.

•	Various provisions of the By-laws were also amended to: (1) reflect changes under the Delaware General Corporation Law that permit the use of technology in a variety of areas, including shareowner meetings; and (2) establish clear rules about the Board’s and the Chairman of the Board’s authority with respect to shareowner meetings.

•	Finally, the By-law amendments also include a number of other immaterial modifications intended to update various provisions in light of statutory and regulatory changes and to provide clarification and consistency.

The amendments implementing changes to the advance notice provisions of the By-laws in Article II, Sections 13(b)-(c) will apply beginning with the 2021 annual meeting of stockholders.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

3.1	By-laws of Gartner, Inc. (January 30, 2020)

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: February 5, 2020	By:	/s/ Craig W. Safian
Craig W. Safian Executive Vice President and Chief Financial Officer